EXHIBIT 4.1

(NUMBER)	(SHARES)

TCBI 0845

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 88224Q 10 7

THIS CERTIFIES THAT

(SPECIMEN)

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF
COMMON STOCK,
PAR VALUE $0.01 EACH, OF
TEXAS CAPITAL BANCSHARES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers in facsimile and its facsimile seal to be affixed hereto.

CERTIFICATE OF STOCK

Dated:

COUNTERSIGNED AND REGISTERED:
SUNTRUST BANK		PRESIDENT
TRANSFER AGENT
BY (SPECIMEN)	AND REGISTRAR

	AUTHORIZED SIGNATURE	CHAIRMAN AND SECRETARY

TEXAS CAPITAL BANCSHARES, INC.

The Corporation is authorized to issue shares of more than one class of stock and more than one series of each class. A full statement of all the designations, preferences, limitations and relative rights as of all such classes or series is set forth in the Articles of Incorporation of the Corporation on file in the Office of the Secretary of State of Delaware. The Corporation will furnish without charge to the record holder of this certificate a statement of the designations, preferences, limitations and relative rights of the shares represented by this certificate upon request by such record holder to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with right of		(Cust)		(Minor)
		surviorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO THE S.E.C. RULE 17Ad-15.